EXHIBIT 99.1

State Auto Financial reports fourth quarter and year end 2018 results
•Quarterly net loss of $0.57 per diluted share including $1.25 per diluted share, or $54.1 million, of after-tax net unrealized loss on investments
•Quarterly net income from operations2 of $0.67 per diluted share
•Quarterly GAAP combined ratio of 94.6%
•Return on equity of 1.5%
•Book value per share of $19.79

COLUMBUS, OHIO - February 14, 2019 - State Auto Financial Corporation (NASDAQ:STFC) today reported a fourth quarter 2018 net loss of $24.5 million, or $0.57 per diluted share, which included $54.1 million, or $1.25 per diluted share, of after-tax net unrealized loss on investments, versus a net loss of $6.7 million1, or $0.161 per diluted share, for the fourth quarter of 2017. Net income from operations2 per diluted share for the fourth quarter 2018 was $0.67 versus net loss from operations2 per diluted share of $0.491 for the same 2017 period. The fourth quarter 2017 net loss and net loss from operations included a charge of $36.4 million, or $0.86 per diluted share, related to the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA).
For the year ended 2018, STFC had net income of $12.8 million, or $0.29 per diluted share, which included $45.3 million, or $1.04 per diluted share, of after-tax net unrealized loss on investments, compared to a net loss of $10.7 million1, or $0.251 per diluted share, for the same 2017 period. Net income from operations2 per diluted share for the year ended Dec. 31, 2018 was $1.20 versus a net loss from operations2 per diluted share of $1.261 for the same 2017 period. The year ended 2017 net loss and net loss from operations included the same charge of $36.4 million, or $0.86 per diluted share, related to the enactment of the TCJA.
GAAP Operating Results
STFC’s GAAP combined ratio for the fourth quarter 2018 was 94.6 compared to 100.71 for the same 2017 period. Catastrophe losses during the fourth quarter 2018 accounted for 2.6 points of the 56.8 total loss ratio points, or $8.1 million, versus 2.6 points of the total 62.71 loss ratio points, or $8.3 million, for the same period in 2017. Non-catastrophe losses during the fourth quarter 2018 included 7.9 points of favorable development relating to prior years, or $24.4 million versus 4.1 points, or $12.9 million, for the same period in 2017.
Net written premium for the fourth quarter of 2018 decreased 1.1% compared to the same period in 2017. By segment, net written premium for personal and commercial increased 13.9% and 3.9%, respectively, while the specialty segment reported negative written premium as a result of our exit from this business. The increase in the personal segment was primarily due to rate actions taken to improve the profitability in personal auto, new business growth, and a higher level of policies in force for the fourth quarter 2018 compared to the fourth quarter of 2017. The increase in the commercial segment was primarily driven by rate increases and a higher level of new business production from commercial auto and middle market commercial during the fourth quarter 2018 compared to the fourth quarter of 2017. Partially offsetting the increase was a decline in small commercial package new business during the fourth quarter 2018 compared to the fourth quarter 2017.
STFC’s GAAP combined ratio for the year ended 2018 was 100.6 compared to 107.71 for the same 2017 period. Catastrophe losses impacted the loss ratio for the year ended 2018 by 5.8 points, or $71.7 million, compared to 9.7 points, or $124.0 million for the year ended 2017. Non-catastrophe losses for the year ended 2018 included 6.2 points of favorable development relating to prior years, or $76.6 million, versus 3.2 points of favorable development, or $41.4 million, for the same period in 2017.
Net written premium for the year ended 2018 decreased 4.7% compared to the same 2017 period. By insurance segment, net written premium for the personal and commercial segments increased 19.1% and 3.6%, respectively, and the specialty segment decreased 93.2%, as a result of our exit from this business. The increases in net written premium in the personal and commercial segments were due to the same factors discussed above for the fourth quarter.

SAP Personal and Commercial Operating Results
The SAP personal and commercial segments', our ongoing insurance segments, combined ratio3 for the fourth quarter 2018 was 92.8 compared to 97.1 for the same 2017 period. Catastrophe losses during the fourth quarter 2018 accounted for 2.3 points of the 54.8 total loss ratio points, or $6.9 million, versus 0.4 points of the total 59.2 points or $1.0 million for the same period in 2017. Non-catastrophe losses and ALAE during the fourth quarter 2018 included 7.8 points of favorable development relating to prior years, or $23.3 million, versus 5.5 points or $14.5 million, for the same period in 2017.
The SAP personal and commercial segments' combined ratio3 for the year ended 2018 was 98.6 compared to 102.3 for the same 2017 period. Catastrophe losses for the year ended 2018 accounted for 6.2 points of the total 63.0 loss ratio points, or $70.3 million, versus 6.8 points of the total 67.6 loss ratio points, or $70.1 million for the year ended 2017. Non-catastrophe losses and ALAE for the year ended 2018 included 7.0 points of favorable development relating to prior years, or $79.7 million, versus 4.4 points of favorable development, or $45.6 million, for the same period in 2017.
Book Value and Return on Equity
STFC’s book value was $19.79 per share as of Dec. 31, 2018, a decrease of $0.45 per share from STFC’s book value on Sept. 30, 2018. The decrease was driven by the market value of our investment portfolio. Return on stockholders’ equity for the twelve months ended Dec. 31, 2018, was 1.5% compared to (1.2)% for the twelve months ended Dec. 31, 2017.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter and year as follows:
“The fourth quarter and year 2018 results continued our positive momentum and further validated the bold strategic and operational decisions we’ve made since 2015. We’re now an emerging digital company, focused on writing personal auto and home, small and middle market commercial, farm and ranch, and workers’ compensation. Those lines produced 12.5% net written premium growth and a combined ratio of 98.6% for 2018, only the second year of profitable growth in 11 years.
 “I couldn’t be more proud of our associates and distribution partners for their hard work. Thanks to them, we’ve made remarkable progress in a short period of time. We’re justifiably proud, but we know we must get even better. There is still much room for improvement and we will remain diligent as we move forward. However, our 2018 results demonstrate that we now have a solid foundation upon which we can profitably grow and outperform the industry."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1As previously reported, the results for the fourth quarter and year ended Dec. 31, 2017, have been restated to correct an error discovered during the first quarter of 2018 relating to the calculation of deferred acquisition costs (DAC) along with making other adjustments not previously recorded relating to that same time period. Although the error was immaterial to STFC’s previously issued financial statements, the cumulative correction would have a material effect on the 2018 financial statements. Accordingly, the results for the fourth quarter and year ended Dec. 31, 2017, throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our quarterly report on Form 10-Q for the period ending March 31, 2018 for further information.
2 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment (loss) gain, net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to a loss of $1.25 per diluted share and $0.91 per diluted share for the fourth quarter and year ended Dec. 31, 2018, respectively, versus income of $0.32 and per diluted share and $1.01 per diluted share for the fourth quarter and year ended Dec. 31, 2017, respectively.
3 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on page 19 of this release.
STFC has scheduled a conference call with interested investors for Thursday, Feb. 14, at 11 a.m. ET to discuss the Company’s fourth quarter 2018 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., Feb. 14, by calling 855-859-2056, conference ID 8998499. Supplemental schedules detailing the Company’s fourth quarter 2018 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

CONTACTS
Media contact: Kyle Anderson, Kyle.Anderson@StateAuto.com, 614-917-5497
Investor contact: Natalie Schoolcraft, Natalie.Schoolcraft@StateAuto.com, 614-917-4341

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data

	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Net written premiums	$297.6	$300.9	$1,210.3	$1,270.3

Earned premiums	308.8	318.9	1,238.0	1,276.1
Net investment income	22.7	22.3	84.9	78.8
Net investment (loss) gain	(67.9)	21.3	(49.7)	65.1
Other income from affiliates	0.8	0.6	2.6	2.3
Total revenue	264.4	363.1	1,275.8	1,422.3

(Loss) income before federal income taxes	(32.5)	38.1	12.9	35.0

Federal income tax (benefit) expense	(8.0)	44.8	0.1	45.7
Net (loss) income	$(24.5)	$(6.7)	$12.8	$(10.7)

(Loss) earnings per common share:
- basic	$(0.57)	$(0.16)	$0.30	$(0.25)
- diluted	$(0.57)	$(0.16)	$0.29	$(0.25)
Earnings (loss) per share from operations (A):
- basic	$0.68	$(0.49)	$1.21	$(1.26)
- diluted	$0.67	$(0.49)	$1.20	$(1.26)
Weighted average shares outstanding:
- basic	43.1	42.3	42.9	42.1
- diluted	43.1	42.3	43.4	42.1
Return on average equity (LTM)	1.5%	(1.2)%
Book value per share	$19.79	$20.63
Dividends paid per share	$0.10	$0.10	$0.40	$0.40
Total shares outstanding	43.2	42.4

GAAP ratios:
Cat loss and ALAE ratio	2.6	2.6	5.8	9.7
Non-cat loss and ALAE ratio	54.2	60.1	58.5	62.3
Loss and LAE ratio	56.8	62.7	64.3	72.0
Expense ratio	37.8	38.0	36.3	35.7
Combined ratio	94.6	100.7	100.6	107.7

(A)Reconciliation of non-GAAP financial measure:
Net income (loss) from operations
Net (loss) income	$(24.5)	$(6.7)	$12.8	$(10.7)
Net investment (loss) gain, net of tax	(53.6)	13.8	(39.3)	42.3
Net income (loss) from operations	$29.1	$(20.5)	$52.1	$(53.0)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	December 31	December 31
	2018	2017 [1]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,188.2 and $2,173.1, respectively)	$2,159.5	$2,192.8
Equity securities	315.0	365.3
Other invested assets	48.8	56.0
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,598.9	2,689.7

Cash and cash equivalents	59.8	91.5
Accrued investment income and other assets	32.4	36.5
Deferred policy acquisition costs	101.9	110.3
Reinsurance recoverable on losses and loss expenses payable	5.5	3.1
Prepaid reinsurance premiums	6.6	6.4
Current federal income taxes	5.9	4.8
Net deferred federal income taxes	67.7	58.8
Property and equipment, net	7.1	7.3
Total assets	$2,885.8	$3,008.4

LIABILITIES
Losses and loss expenses payable	$1,146.8	$1,255.6
Unearned premiums	584.2	611.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.1
Pension and postretirement benefits	54.0	64.5
Due to affiliate	3.1	2.7
Other liabilities	119.1	76.7
Total liabilities	2,029.2	2,133.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.0 and 49.2 shares issued, respectively, at stated value of $2.50 per share	125.0	123.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.0)	(116.8)
Additional paid-in capital	194.2	171.8
Accumulated other comprehensive income	(58.3)	36.7
Retained earnings	712.7	660.3
Total stockholders’ equity	856.6	875.0
Total liabilities and stockholders’ equity	$2,885.8	$3,008.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Earned premiums	$308.8	$318.9	$1,238.0	$1,276.1
Net investment income	22.7	22.3	84.9	78.8
Net investment (loss) gain	(67.9)	21.3	(49.7)	65.1
Other income from affiliates	0.8	0.6	2.6	2.3
Total revenues	264.4	363.1	1,275.8	1,422.3

Losses and loss expenses	175.3	200.1	796.4	918.3
Acquisition and operating expenses	116.8	121.3	449.8	455.2
Interest expense	1.2	1.5	5.7	5.9
Other expenses	3.6	2.1	11.0	7.9
Total expenses	296.9	325.0	1,262.9	1,387.3

(Loss) income before federal income taxes	(32.5)	38.1	12.9	35.0
Federal income tax (benefit) expense:
Current	—	0.4	(1.1)	0.4
Deferred	(8.0)	44.4	1.2	45.3
Federal income tax (benefit) expense	(8.0)	44.8	0.1	45.7
Net (loss) income	$(24.5)	$(6.7)	$12.8	$(10.7)
(Loss) earnings per common share:
Basic	$(0.57)	$(0.16)	$0.30	$(0.25)
Diluted	$(0.57)	$(0.16)	$0.29	$(0.25)
Dividends paid per common share	$0.10	$0.10	$0.40	$0.40

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Net (loss) income	$(24.5)	$(6.7)	$12.8	$(10.7)
Other comprehensive income (loss), net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding gain (loss)	15.2	3.4	(46.4)	69.0
Reclassification adjustments for gains realized in net income	(0.3)	(21.3)	(2.0)	(65.1)
Income tax (expense) benefit	(3.2)	6.9	10.1	(0.7)
Total net unrealized holding gain (loss) on available- for-sale investments	11.7	(11.0)	(38.3)	3.2
Net unrecognized benefit plan obligations:
Net actuarial loss arising during the period	(2.8)	(1.0)	(2.8)	(1.0)
Reclassification adjustments for amortization to net (loss) income:
Prior service credit	(1.4)	(1.4)	(5.5)	(5.5)
Net actuarial loss	2.1	1.9	8.5	8.0
Income tax expense (benefit)	0.4	0.3	(0.1)	(0.5)
Total net unrecognized benefit plan obligations	(1.7)	(0.2)	0.1	1.0
Other comprehensive income (loss)	10.0	(11.2)	(38.2)	4.2
Comprehensive loss	$(14.5)	$(17.9)	$(25.4)	$(6.5)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Year Ended	Year Ended
	December 31	December 31
	2018	2017 [1]
Common shares:
Balance at beginning of year	49.2	48.6
Issuance of shares	0.8	0.6
Balance at end of year	50.0	49.2

Treasury shares:
Balance at beginning of year and year ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$123.0	$121.6
Issuance of shares	2.0	1.4
Balance at end of year	125.0	123.0

Treasury stock:
Balance at beginning of year	$(116.8)	$(116.5)
Shares acquired on stock award exercises	(0.2)	(0.3)
Balance at end of year	(117.0)	(116.8)

Additional paid-in capital:
Balance at beginning of year	$171.8	$159.9
Issuance of common stock	13.3	8.8
Stock awards granted	9.1	3.1
Balance at end of year	194.2	171.8

Accumulated other comprehensive (loss) income:
Balance at beginning of year	$36.7	$32.5
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	(56.8)	—
Adjusted beginning balance at January 1, 2018	(20.1)	—
Change in unrealized (loss) gain on available-for-sale investments, net of tax	(38.3)	3.2
Change in unrecognized benefit plan obligations, net of tax	0.1	1.0
Balance at end of year	(58.3)	36.7

Retained earnings:
Balance at beginning of year	$660.3	$687.9
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	56.8	—
Adjusted beginning balance at January 1, 2018	717.1	—
Net income (loss)	12.8	(10.7)
Dividends declared (affiliates $10.4 and $10.4, respectively)	(17.2)	(16.9)
Balance at end of year	712.7	660.3

Total stockholders’ equity at end of year	$856.6	$875.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ millions)
(unaudited)
	Year ended December 31
	2018	2017 [1]
Cash flows from operating activities:
Net income (loss)	$12.8	$(10.7)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization, net	8.9	12.5
Share-based compensation	11.1	4.2
Net investment loss (gain)	49.7	(65.1)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	8.4	11.5
Accrued investment income and other assets	3.9	3.5
Postretirement and pension benefits	(10.5)	(9.0)
Other liabilities and due to/from affiliate, net	41.1	6.2
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(2.6)	0.2
Losses and loss expenses payable	(108.8)	74.0
Unearned premiums	(27.6)	(6.0)
Deferred tax expense on share-based awards	0.3	—
Federal income taxes	(0.1)	46.6
Net cash (used in) provided by operating activities	(13.4)	67.9
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(349.6)	(505.4)
Purchases of equity securities available-for-sale	(91.4)	(185.9)
Purchases of other invested assets	(1.8)	(1.4)
Maturities, calls and principal reductions of fixed maturities available-for-sale	229.8	233.6
Sales of fixed maturities available-for-sale	98.0	184.8
Sales of equity securities available-for-sale	97.8	252.7
Sales of other invested assets available-for-sale	1.2	1.1
Net cash used in investing activities	(16.0)	(20.5)
Cash flows from financing activities:
Proceeds from issuance of common stock	15.4	10.2
Payments to acquire treasury shares	(0.2)	(0.3)
Payment of dividends	(17.1)	(16.9)
Payment of credit facility issue costs	(0.4)	—
Net cash used in financing activities	(2.3)	(7.0)
Net (decrease) increase in cash and cash equivalents	(31.7)	40.4
Cash and cash equivalents at beginning of period	91.5	51.1
Cash and cash equivalents at end of period	$59.8	$91.5
Supplemental disclosures:
Federal income tax refund	$—	$(1.6)
Interest paid (affiliates $1.0 and $0.8, respectively)	$5.7	$5.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
unaudited	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
Quarter to Date
Gross investment income:
Fixed maturities	$14.5	$15.0	$14.9	$15.1	$15.0
TIPS	1.6	1.1	2.0	1.3	0.9
Total fixed maturities	16.1	16.1	16.9	16.4	15.9
Equity securities	4.8	2.5	3.1	3.0	4.8
Other	1.7	1.7	1.8	1.7	2.0
Total gross investment income	22.6	20.3	21.8	21.1	22.7
Less: Investment expenses	0.3	0.4	0.3	0.3	—
Net investment income	$22.3	$19.9	$21.5	$20.8	$22.7

Year to Date
Gross investment income:
Fixed maturities	$58.1	$15.0	$29.9	$45.0	$60.0
TIPS	5.1	1.1	3.1	4.4	5.3
Total fixed maturities	63.2	16.1	33.0	49.4	65.3
Equity securities	10.5	2.5	5.6	8.6	13.4
Other	6.3	1.7	3.5	5.2	7.2
Total gross investment income	80.0	20.3	42.1	63.2	85.9
Less: Investment expenses	1.2	0.4	0.7	1.0	1.0
Net investment income	$78.8	$19.9	$41.4	$62.2	$84.9

	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
TIPS, fair value	$155.8	$147.4	$156.5	$143.8	$142.3
TIPS, book value	$146.5	$140.7	$150.6	$140.8	$141.2

Net Investment (Loss) Gain
($ in millions)
unaudited	Three months ended December 31		Year ended December 31
	2018	2017	2018	2017
Realized gains:
Fixed maturities	$0.3	$0.1	$2.0	$2.8
Equity securities	0.6	21.5	6.6	66.7
Other invested assets	—	0.1	—	0.2
Total realized gains	0.9	21.7	8.6	69.7
Realized losses on the sales of securities:
Equity securities:
Sales of equity securities	(0.3)	(0.3)	(0.9)	(1.1)
OTTI	—	—	—	(3.5)
Total realized losses	(0.3)	(0.3)	(0.9)	(4.6)
Net realized gains on investments	$0.6	$21.4	$7.7	$65.1

Net unrealized loss on investments(1):
Equity securities	(62.5)	—	(49.7)	—
Other invested assets	(6.0)	—	(7.7)	—
Net unrealized loss on investments	(68.5)	—	(57.4)	—
Net investment (loss) gain	$(67.9)	$21.4	$(49.7)	$65.1
(1) Unrealized holding losses recognized during the period on securities held at the reporting date

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited

The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:

	December 31	December 31
	2018	2017 [1]
Deferred tax assets:
Unearned premiums not currently deductible	$24.3	$25.5
Losses and loss expenses payable discounting	19.9	22.0
Postretirement and pension benefits	11.3	13.6
Net unrealized holding losses on investments	6.1	—
Realized loss on other-than-temporary impairment	1.9	2.1
Other liabilities	14.8	9.2
Net operating loss carryforward	15.1	34.3
Tax credit carryforwards	2.7	3.7
Other	1.7	2.5
Total deferred tax assets	97.8	112.9
Deferred tax liabilities:
Deferral of policy acquisition costs	21.4	23.1
Net unrealized holding gains on investments	—	20.3
Other	8.7	10.7
Total deferred tax liabilities	30.1	54.1
Net deferred federal income taxes	$67.7	$58.8

The following table sets forth the components of federal income taxes:

	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
(Loss) income before federal income taxes	$(32.5)	$38.1	$12.9	$35.0
Federal income tax (benefit) expense:
Current	—	0.4	(1.1)	0.4
Deferred (A)	(8.0)	44.4	1.2	45.3
Total federal income tax (benefit) expense	(8.0)	44.8	0.1	45.7
Net (loss) income	$(24.5)	$(6.7)	$12.8	$(10.7)

(A) Deferred federal income taxes for the three months and year ended December 31, 2017 include $36.4 million of deferred tax expense as a result of the revaluation of our net deferred tax asset to the new corporate tax rate of 21.0% under the legislation commonly known as the Tax Cuts and Jobs Act of 2017.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$106.0	$70.1	$8.5	$184.6
Net earned premiums	105.9	66.8	7.0	179.7
Losses and LAE incurred:
Cat loss and ALAE	0.1	3.2	0.3	3.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(5.9)	(0.1)	—	(6.0)
Current accident year non-cat loss and ALAE	72.2	24.7	4.2	101.1
Total non-cat loss and ALAE	66.3	24.6	4.2	95.1
Total Loss and ALAE	66.4	27.8	4.5	98.7
ULAE	7.2	3.7	0.2	11.1
Total Loss and LAE	73.6	31.5	4.7	109.8
Underwriting expenses	33.2	25.7	3.1	62.0
Net underwriting (loss) gain	$(0.9)	$9.6	$(0.8)	$7.9

Cat loss and ALAE ratio	0.1%	4.8%	5.5%	2.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.6)%	(0.2)%	0.2%	(3.3)%
Current accident year non-cat loss and ALAE ratio	68.1%	37.1%	59.3%	56.3%
Total non-cat loss and ALAE ratio	62.5%	36.9%	59.5%	53.0%
Total Loss and ALAE ratio	62.6%	41.7%	65.0%	55.0%
ULAE ratio	6.8%	5.5%	2.4%	6.1%
Total Loss and LAE ratio	69.4%	47.2%	67.4%	61.1%
Expense ratio	31.3%	36.7%	36.4%	33.6%
Combined ratio	100.7%	83.9%	103.8%	94.7%

($ in millions)
Three months ended December 31, 2017	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$97.9	$59.0	$5.2	$162.1
Net earned premiums	89.2	56.1	4.7	150.0
Losses and LAE incurred:
Cat loss and ALAE	(0.5)	0.2	—	(0.3)
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.1)	(0.4)	(1.1)	(3.6)
Current accident year non-cat loss and ALAE	62.7	15.7	3.1	81.5
Total non-cat loss and ALAE	60.6	15.3	2.0	77.9
Total Loss and ALAE	60.1	15.5	2.0	77.6
ULAE	5.9	3.5	0.3	9.7
Total Loss and LAE	66.0	19.0	2.3	87.3
Underwriting expenses	30.8	21.3	2.2	54.3
Net underwriting (loss) gain	$(7.6)	$15.8	$0.2	$8.4

Cat loss and ALAE ratio	(0.6)%	0.3%	0.4%	(0.2)%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.4)%	(0.8)%	(24.6)%	(2.5)%
Current accident year non-cat loss and ALAE ratio	70.3%	28.1%	65.6%	54.4%
Total non-cat loss and ALAE ratio	67.9%	27.3%	41.0%	51.9%
Total Loss and ALAE ratio	67.3%	27.6%	41.4%	51.7%
ULAE ratio	6.7%	6.3%	6.8%	6.5%
Total Loss and LAE ratio	74.0%	33.9%	48.2%	58.2%
Expense ratio	31.5%	36.2%	39.8%	33.4%
Combined ratio	105.5%	70.1%	88.0%	91.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$424.8	$273.1	$28.6	$726.5
Net earned premiums	402.0	248.8	23.1	673.9
Losses and LAE incurred:
Cat loss and ALAE	4.9	41.3	2.5	48.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(24.4)	(7.3)	(1.1)	(32.8)
Current accident year non-cat loss and ALAE	265.8	106.6	12.2	384.6
Total non-cat loss and ALAE	241.4	99.3	11.1	351.8
Total Loss and ALAE	246.3	140.6	13.6	400.5
ULAE	24.9	16.1	0.8	41.8
Total Loss and LAE	271.2	156.7	14.4	442.3
Underwriting expenses	126.1	91.6	10.6	228.3
Net underwriting gain (loss)	$4.7	$0.5	$(1.9)	$3.3

Cat loss and ALAE ratio	1.2%	16.6%	11.0%	7.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	(2.9)%	(4.9)%	(4.9)%
Current accident year non-cat loss and ALAE ratio	66.1%	42.9%	52.8%	57.1%
Total non-cat loss and ALAE ratio	60.0%	40.0%	47.9%	52.2%
Total Loss and ALAE ratio	61.2%	56.6%	58.9%	59.4%
ULAE ratio	6.2%	6.4%	3.3%	6.2%
Total Loss and LAE ratio	67.4%	63.0%	62.2%	65.6%
Expense ratio	29.7%	33.6%	36.9%	31.4%
Combined ratio	97.1%	96.6%	99.1%	97.0%

($ in millions)
Twelve months ended December 31, 2017	Personal Auto[1]	Homeowners	Other Personal	Total[1]

Net written premiums	$363.2	$227.9	$18.9	$610.0
Net earned premiums	341.0	220.7	18.9	580.6
Losses and LAE incurred:
Cat loss and ALAE	7.9	34.4	1.1	43.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.4)	1.5	1.3	(1.6)
Current accident year non-cat loss and ALAE	241.6	87.7	7.5	336.8
Total non-cat loss and ALAE	237.2	89.2	8.8	335.2
Total Loss and ALAE	245.1	123.6	9.9	378.6
ULAE	21.7	14.8	1.2	37.7
Total Loss and LAE	266.8	138.4	11.1	416.3
Underwriting expenses	104.2	76.0	7.1	187.3
Net underwriting (loss) gain	$(30.0)	$6.3	$0.7	$(23.0)

Cat loss and ALAE ratio	2.3%	15.6%	5.7%	7.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.3)%	0.7%	7.0%	(0.3)%
Current accident year non-cat loss and ALAE ratio	70.8%	39.7%	39.5%	58.0%
Total non-cat loss and ALAE ratio	69.5%	40.4%	46.5%	57.7%
Total Loss and ALAE ratio	71.8%	56.0%	52.2%	65.2%
ULAE ratio	6.4%	6.7%	6.5%	6.5%
Total Loss and LAE ratio	78.2%	62.7%	58.7%	71.7%
Expense ratio	28.7%	33.4%	37.4%	30.7%
Combined ratio	106.9%	96.1%	96.1%	102.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended December 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.0	$28.1	$28.0	$22.9	$11.9	$4.4	$113.3
Net earned premiums	19.2	29.7	29.4	24.0	11.6	4.7	118.6
Losses and LAE incurred:
Cat loss and ALAE	—	0.9	1.4	—	0.9	0.1	3.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.7)	(3.1)	(6.9)	(4.9)	(0.5)	0.8	(17.3)
Current accident year non-cat loss and ALAE	12.4	13.5	15.6	13.2	5.0	2.2	61.9
Total non-cat loss and ALAE	9.7	10.4	8.7	8.3	4.5	3.0	44.6
Total Loss and ALAE	9.7	11.3	10.1	8.3	5.4	3.1	47.9
ULAE	1.0	1.4	1.0	1.6	0.5	0.3	5.8
Total Loss and LAE	10.7	12.7	11.1	9.9	5.9	3.4	53.7
Underwriting expenses	9.4	13.2	13.4	7.3	5.6	2.1	51.0
Net underwriting (loss) gain	$(0.9)	$3.8	$4.9	$6.8	$0.1	$(0.8)	$13.9

Cat loss and ALAE ratio	—%	3.0%	4.8%	—%	7.3%	3.0%	2.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(14.4)%	(10.4)%	(23.3)%	(20.2)%	(4.8)%	16.6%	(14.6)%
Current accident year non-cat loss and ALAE ratio	64.7%	45.4%	52.9%	55.0%	43.7%	46.7%	52.2%
Total non-cat loss and ALAE ratio	50.3%	35.0%	29.6%	34.8%	38.9%	63.3%	37.6%
Total Loss and ALAE ratio	50.3%	38.0%	34.4%	34.8%	46.2%	66.3%	40.4%
ULAE ratio	5.1%	4.8%	3.5%	6.6%	4.0%	5.7%	4.9%
Total Loss and LAE ratio	55.4%	42.8%	37.9%	41.4%	50.2%	72.0%	45.3%
Expense ratio	52.3%	46.8%	47.8%	32.2%	47.6%	47.7%	45.1%
Combined ratio	107.7%	89.6%	85.7%	73.6%	97.8%	119.7%	90.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$16.6	$30.1	$25.9	$22.0	$11.1	$3.3	$109.0
Net earned premiums	18.6	30.9	27.9	22.5	10.5	3.5	113.9
Losses and LAE incurred:
Cat loss and ALAE	(0.1)	0.4	0.8	—	0.2	—	1.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.3)	(3.5)	(2.1)	(2.0)	0.2	(0.2)	(10.9)
Current accident year non-cat loss and ALAE	14.0	17.6	14.9	14.6	7.6	2.9	71.6
Total non-cat loss and ALAE	10.7	14.1	12.8	12.6	7.8	2.7	60.7
Total Loss and ALAE	10.6	14.5	13.6	12.6	8.0	2.7	62.0
ULAE	1.2	1.8	1.3	1.6	0.5	0.5	6.9
Total Loss and LAE	11.8	16.3	14.9	14.2	8.5	3.2	68.9
Underwriting expenses	8.1	14.8	11.5	7.4	4.8	2.0	48.6
Net underwriting (loss) gain	$(1.3)	$(0.2)	$1.5	$0.9	$(2.8)	$(1.7)	$(3.6)

Cat loss and ALAE ratio	(0.5)%	1.3%	3.2%	—%	2.0%	—%	1.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(17.5)%	(11.3)%	(7.4)%	(8.9)%	1.5%	(5.8)%	(9.6)%
Current accident year non-cat loss and ALAE ratio	74.9%	56.7%	53.0%	64.7%	72.6%	87.7%	62.9%
Total non-cat loss and ALAE ratio	57.4%	45.4%	45.6%	55.8%	74.1%	81.9%	53.3%
Total Loss and ALAE ratio	56.9%	46.7%	48.8%	55.8%	76.1%	81.9%	54.5%
ULAE ratio	6.6%	6.1%	4.7%	7.4%	4.8%	11.0%	6.1%
Total Loss and LAE ratio	63.5%	52.8%	53.5%	63.2%	80.9%	92.9%	60.6%
Expense ratio	49.4%	49.1%	44.3%	33.4%	43.3%	61.7%	44.6%
Combined ratio	112.9%	101.9%	97.8%	96.6%	124.2%	154.6%	105.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$77.1	$119.2	$118.8	$89.0	$46.8	$18.9	$469.8
Net earned premiums	75.1	120.9	114.4	90.7	45.0	18.2	464.3
Losses and LAE incurred:
Cat loss and ALAE	0.2	10.7	7.2	—	3.3	0.2	21.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(8.4)	(9.6)	(12.2)	(13.3)	(2.7)	(0.7)	(46.9)
Current accident year non-cat loss and ALAE	47.3	68.8	71.5	56.5	22.1	8.2	274.4
Total non-cat loss and ALAE	38.9	59.2	59.3	43.2	19.4	7.5	227.5
Total Loss and ALAE	39.1	69.9	66.5	43.2	22.7	7.7	249.1
ULAE	4.2	6.2	5.6	7.2	1.8	1.1	26.1
Total Loss and LAE	43.3	76.1	72.1	50.4	24.5	8.8	275.2
Underwriting expenses	35.8	53.6	49.5	29.1	21.3	8.2	197.5
Net underwriting (loss) gain	$(4.0)	$(8.8)	$(7.2)	$11.2	$(0.8)	$1.2	$(8.4)

Cat loss and ALAE ratio	0.3%	8.8%	6.3%	—%	7.3%	1.2%	4.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(11.2)%	(7.9)%	(10.6)%	(14.7)%	(6.0)%	(4.1)%	(10.1)%
Current accident year non-cat loss and ALAE ratio	63.0%	56.9%	62.5%	62.3%	49.2%	45.3%	59.1%
Total non-cat loss and ALAE ratio	51.8%	49.0%	51.9%	47.6%	43.2%	41.2%	49.0%
Total Loss and ALAE ratio	52.1%	57.8%	58.2%	47.6%	50.5%	42.4%	53.6%
ULAE ratio	5.6%	5.1%	4.9%	7.9%	3.9%	5.9%	5.6%
Total Loss and LAE ratio	57.7%	62.9%	63.1%	55.5%	54.4%	48.3%	59.2%
Expense ratio	46.5%	44.9%	41.6%	32.7%	45.6%	43.3%	42.0%
Combined ratio	104.2%	107.8%	104.7%	88.2%	100.0%	91.6%	101.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2017	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$73.5	$123.8	$111.1	$88.4	$42.6	$14.2	$453.6
Net earned premiums	76.2	127.4	109.1	88.8	39.6	14.6	455.7
Losses and LAE incurred:
Cat loss and ALAE	0.8	12.4	8.4	—	5.1	—	26.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(8.9)	(11.4)	(8.2)	(8.9)	(0.9)	(5.7)	(44.0)
Current accident year non-cat loss and ALAE	53.6	72.5	58.8	59.1	23.9	8.3	276.2
Total non-cat loss and ALAE	44.7	61.1	50.6	50.2	23.0	2.6	232.2
Total Loss and ALAE	45.5	73.5	59.0	50.2	28.1	2.6	258.9
ULAE	4.5	6.1	4.8	6.7	2.1	1.1	25.3
Total Loss and LAE	50.0	79.6	63.8	56.9	30.2	3.7	284.2
Underwriting expenses	31.5	55.7	42.5	28.4	16.3	7.7	182.1
Net underwriting (loss) gain	$(5.3)	$(7.9)	$2.8	$3.5	$(6.9)	$3.2	$(10.6)

Cat loss and ALAE ratio	1.1%	9.7%	7.7%	—%	13.0%	0.1%	5.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(11.7)%	(9.0)%	(7.5)%	(10.0)%	(2.2)%	(38.7)%	(9.6)%
Current accident year non-cat loss and ALAE ratio	70.3%	57.0%	53.9%	66.5%	60.1%	57.1%	60.5%
Total non-cat loss and ALAE ratio	58.6%	48.0%	46.4%	56.5%	57.9%	18.4%	50.9%
Total Loss and ALAE ratio	59.7%	57.7%	54.1%	56.5%	70.9%	18.5%	56.8%
ULAE ratio	5.9%	4.8%	4.4%	7.6%	5.5%	7.0%	5.6%
Total Loss and LAE ratio	65.6%	62.5%	58.5%	64.1%	76.4%	25.5%	62.4%
Expense ratio	43.0%	45.0%	38.3%	32.1%	38.2%	54.4%	40.2%
Combined ratio	108.6%	107.5%	96.8%	96.2%	114.6%	79.9%	102.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Personal & Commercial Insurance Segment Results
($ in millions)
unaudited
	4Q 2018	4Q 2017	YTD 2018	YTD 2017 [1]

Net written premiums	$297.9	$271.1	$1,196.3	$1,063.6
Net earned premiums	298.3	263.9	1,138.2	1,036.3
Losses and LAE incurred:
Cat loss and ALAE	6.9	1.0	70.3	70.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(23.3)	(14.5)	(79.7)	(45.6)
Current accident year non-cat loss and ALAE	163.0	153.1	659.0	613.0
Total non-cat loss and ALAE	139.7	138.6	579.3	567.4
Total Loss and ALAE	146.6	139.6	649.6	637.5
ULAE	16.9	16.6	67.9	63.0
Total Loss and LAE	163.5	156.2	717.5	700.5
Underwriting expenses	113.0	102.9	425.8	369.4
Net underwriting gain (loss)	$21.8	$4.8	$(5.1)	$(33.6)

Cat loss and ALAE ratio	2.3%	0.4%	6.2%	6.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.8)%	(5.5)%	(7.0)%	(4.4)%
Current accident year non-cat loss and ALAE ratio	54.7%	58.0%	57.9%	59.1%
Total non-cat loss and ALAE ratio	46.9%	52.5%	50.9%	54.7%
Total Loss and ALAE ratio	49.2%	52.9%	57.1%	61.5%
ULAE ratio	5.6%	6.3%	5.9%	6.1%
Total Loss and LAE ratio	54.8%	59.2%	63.0%	67.6%
Expense ratio	38.0%	37.9%	35.6%	34.7%
Combined ratio	92.8%	97.1%	98.6%	102.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(0.1)	$(0.2)	$—	$(0.3)
Net earned premiums	0.4	9.6	0.5	10.5
Losses and LAE incurred:
Cat loss and ALAE	1.2	—	—	1.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.7)	(0.7)	0.3	(1.1)
Current accident year non-cat loss and ALAE	0.3	10.5	0.4	11.2
Total non-cat loss and ALAE	(0.4)	9.8	0.7	10.1
Total Loss and ALAE	0.8	9.8	0.7	11.3
ULAE	0.1	0.9	—	1.0
Total Loss and LAE	0.9	10.7	0.7	12.3
Underwriting expenses	0.7	1.8	(0.2)	2.3
Net underwriting loss	$(1.2)	$(2.9)	$—	$(4.1)

Cat loss and ALAE ratio	303.5%	—%	(11.4)%	11.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(176.1)%	(6.9)%	64.8%	(10.1)%
Current accident year non-cat loss and ALAE ratio	85.7%	109.3%	58.8%	105.9%
Total non-cat loss and ALAE ratio	(90.4)%	102.4%	123.6%	95.8%
Total Loss and ALAE ratio	213.1%	102.4%	112.2%	107.3%
ULAE ratio	22.0%	10.3%	4.9%	10.5%
Total Loss and LAE ratio	235.1%	112.7%	117.1%	117.8%
Expense ratio	(1,478.1)%	(822.4)%	859.4%	(765.6)%
Combined ratio	(1,243.0)%	(709.7)%	976.5%	(647.8)%

($ in millions)
Three months ended December 31, 2017	E&S Property	E&S Casualty	Programs[1]	Total[1]

Net written premiums	$(1.3)	$26.7	$4.4	$29.8
Net earned premiums	9.1	27.0	18.9	55.0
Losses and LAE incurred:
Cat loss and ALAE	7.3	(0.2)	0.2	7.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	—	1.5	0.1	1.6
Current accident year non-cat loss and ALAE	1.2	18.2	13.4	32.8
Total non-cat loss and ALAE	1.2	19.7	13.5	34.4
Total Loss and ALAE	8.5	19.5	13.7	41.7
ULAE	0.3	0.8	1.5	2.6
Total Loss and LAE	8.8	20.3	15.2	44.3
Underwriting expenses	2.4	9.7	2.6	14.7
Net underwriting (loss) gain	$(2.1)	$(3.0)	$1.1	$(4.0)

Cat loss and ALAE ratio	80.7%	(0.7)%	1.0%	13.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	0.2%	5.6%	0.4%	2.9%
Current accident year non-cat loss and ALAE ratio	13.8%	67.4%	71.3%	59.9%
Total non-cat loss and ALAE ratio	14.0%	73.0%	71.7%	62.8%
Total Loss and ALAE ratio	94.7%	72.3%	72.7%	76.2%
ULAE ratio	1.7%	3.1%	7.8%	4.5%
Total Loss and LAE ratio	96.4%	75.4%	80.5%	80.7%
Expense ratio	(180.1)%	36.4%	60.7%	49.5%
Combined ratio	(83.7)%	111.8%	141.2%	130.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2018	E&S Property	E&S Casualty	Programs	Total

Net written premiums	$(5.6)	$20.5	$(0.9)	$14.0
Net earned premiums	10.2	69.8	19.8	99.8
Losses and LAE incurred:
Cat loss and ALAE	1.7	—	(0.3)	1.4
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(0.8)	2.7	1.2	3.1
Current accident year non-cat loss and ALAE	3.6	53.0	14.0	70.6
Total non-cat loss and ALAE	2.8	55.7	15.2	73.7
Total Loss and ALAE	4.5	55.7	14.9	75.1
ULAE	0.3	3.4	1.8	5.5
Total Loss and LAE	4.8	59.1	16.7	80.6
Underwriting expenses	4.0	12.9	1.9	18.8
Net underwriting gain (loss)	$1.4	$(2.2)	$1.2	$0.4

Cat loss and ALAE ratio	17.0%	—%	(1.7)%	1.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(8.0)%	3.9%	6.0%	3.1%
Current accident year non-cat loss and ALAE ratio	35.6%	76.0%	70.6%	70.8%
Total non-cat loss and ALAE ratio	27.6%	79.9%	76.6%	73.9%
Total Loss and ALAE ratio	44.6%	79.9%	74.9%	75.3%
ULAE ratio	2.9%	4.9%	9.2%	5.5%
Total Loss and LAE ratio	47.5%	84.8%	84.1%	80.8%
Expense ratio	(71.5)%	63.1%	(213.7)%	133.7%
Combined ratio	(24.0)%	147.9%	(129.6)%	214.5%

($ in millions)
Twelve months ended December 31, 2017	E&S Property[1]	E&S Casualty	Programs[1]	Total[1]

Net written premiums	$30.1	$110.3	$66.3	$206.7
Net earned premiums	40.5	103.1	96.2	239.8
Losses and LAE incurred:
Cat loss and ALAE	52.6	0.1	1.2	53.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	3.0	0.5	0.7	4.2
Current accident year non-cat loss and ALAE	9.6	71.5	70.6	151.7
Total non-cat loss and ALAE	12.6	72.0	71.3	155.9
Total Loss and ALAE	65.2	72.1	72.5	209.8
ULAE	0.1	3.7	5.7	9.5
Total Loss and LAE	65.3	75.8	78.2	219.3
Underwriting expenses	17.1	39.2	20.2	76.5
Net underwriting loss	$(41.9)	$(11.9)	$(2.2)	$(56.0)

Cat loss and ALAE ratio	130.1%	0.1%	1.2%	22.5%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.5%	0.4%	0.7%	1.7%
Current accident year non-cat loss and ALAE ratio	23.7%	69.4%	73.7%	63.5%
Total non-cat loss and ALAE ratio	31.2%	69.8%	74.4%	65.2%
Total Loss and ALAE ratio	161.3%	69.9%	75.6%	87.7%
ULAE ratio	—%	3.6%	5.9%	3.9%
Total Loss and LAE ratio	161.3%	73.5%	81.5%	91.6%
Expense ratio	57.0%	35.5%	30.4%	37.0%
Combined ratio	218.3%	109.0%	111.9%	128.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Statutory Insurance Segment Results
($ in millions)
unaudited
	4Q 2018	4Q 2017 [1]	YTD 2018	YTD 2017 [1]

Net written premiums	$297.6	$300.9	$1,210.3	$1,270.3
Net earned premiums	308.8	318.9	1,238.0	1,276.1
Losses and LAE incurred:
Cat loss and ALAE	8.1	8.3	71.7	124.0
Prior accident years non-cat loss and ALAE	(24.4)	(12.9)	(76.6)	(41.4)
Current accident year non-cat loss and ALAE	174.2	185.9	729.6	764.7
Non-cat loss and ALAE	149.8	173.0	653.0	723.3
Total Loss and ALAE	157.9	181.3	724.7	847.3
ULAE	17.9	19.2	73.4	72.5
Total Loss and LAE	175.8	200.5	798.1	919.8
Underwriting expenses	115.3	117.6	444.6	445.9
Net underwriting gain (loss)	$17.7	$0.8	$(4.7)	$(89.6)

Cat loss and ALAE ratio	2.6%	2.6%	5.8%	9.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.9)%	(4.1)%	(6.2)%	(3.2)%
Current accident year non-cat loss and ALAE ratio	56.4%	58.3%	58.9%	59.9%
Non-cat loss and ALAE ratio	48.5%	54.2%	52.7%	56.7%
Total Loss and ALAE ratio	51.1%	56.8%	58.5%	66.4%
ULAE ratio	5.8%	6.0%	6.0%	5.7%
Total Loss and LAE ratio	56.9%	62.8%	64.5%	72.1%
Expense ratio	38.7%	39.1%	36.7%	35.1%
Combined ratio	95.6%	101.9%	101.2%	107.2%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the fourth quarters and years ended December 31, 2018 and 2017:

($ millions)	4Q 2018	4Q 2017 [1]	YTD 2018	YTD 2017 [1]
Segment income (loss) before federal income taxes:
Insurance segments:
Personal insurance SAP underwriting gain (loss)	$7.9	$8.4	$3.3	$(23.0)
Commercial insurance SAP underwriting gain (loss)	13.9	(3.6)	(8.4)	(10.6)
Specialty insurance SAP underwriting (loss) gain	(4.1)	(4.0)	0.4	(56.0)
Total insurance segments	17.7	0.8	(4.7)	(89.6)
Investment operations segment:
Net investment income	22.7	22.3	84.9	78.8
Net investment (loss) gain	(67.9)	21.3	(49.7)	65.1
Total investment operations segment	(45.2)	43.6	35.2	143.9
All other segments income	0.1	0.3	0.4	0.6
Reconciling items:
GAAP adjustments	(1.1)	(3.6)	(3.7)	(9.9)
Interest expense on corporate debt	(1.2)	(1.5)	(5.7)	(5.9)
Corporate expenses	(2.8)	(1.5)	(8.6)	(4.1)
Total reconciling items	(5.1)	(6.6)	(18.0)	(19.9)
Total consolidated (loss) income before federal income taxes	$(32.5)	$38.1	$12.9	$35.0